SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 13, 2006
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


      New Jersey                      0-50467                     52-2413926
--------------------------------------------------------------------------------
 (State or other jurisdiction       (File No.)                  (IRS Employer
   of incorporation)                                      Identification Number)


310 North Avenue East, Cranford, New Jersey                           07016
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 8.01   OTHER EVENTS

On April 13, 2006, the Company issued a press release to announce the results of the election of directors at the Company's 2006 Annual Meeting of Stockholders. A copy of the press release is furnished with this Form 8-K as an exhibit and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits:

          Press Release dated April 13, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           SYNERGY FINANCIAL GROUP, INC.



Date: April 13, 2006                       By: /s/ Kevin A. Wenthen
                                               --------------------------------
                                               Kevin A. Wenthen
                                               Senior Vice President
                                               and Chief Administrative Officer